JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       SUPPLEMENT DATED FEBRUARY 22, 2000
                                       TO
                        PROSPECTUS DATED AUGUST 10, 1999
                                  NEW YORK ONLY

Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to REVOLUTION VALUE VARIABLE ANNUITY contracts delivered or issued for delivery in New York:

(a) The maximum annual contract fee is $30 each year.

(b) The waiver of withdrawal charge rider described on page 24 is not available.

(c) If the annuitant dies before your contract's date of maturity, the "standard" death benefit is the greater of the total value of your contract (without adjustment by any then-applicable market value adjustment), or the total amount of premium payments made (minus any partial withdrawals and related withdrawal charges).

(d) The enhanced death benefit rider described on page 27 is not available. Instead, if you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a "one year stepped-up" death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of (i) the standard death benefit, or (ii) the highest total value of your contract (adjusted by any market value adjustment), as of any anniversary of your contract to date (up to the anniversary of the contract nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary. We count only those contract anniversaries that occur before we receive proof of death. We charge a separate monthly charge for this rider at the beginning of each month. The charge is 1/12th of an annual percentage equal to 0.15% of your contract's total value. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

(e) The accumulated value enhancement and guaranteed retirement income benefit described on pages 28 and 29 are not available.

(f) If you return your contract for any reason within 10 days after you receive it, we will pay you the value of your contract, increased by any charges deducted from your premium payments before allocation to the variable investment options, and with no adjustments for the market value adjustment. If your contract has no value, we will pay you at least the amount we reserved for future liability under the contract.

(g) We will notify you of the end of a guarantee period at least 45 days prior to its expiration. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 90th birthday.

(h) A market value adjustment will not apply to death benefits pursuant to your contract. (i)


Supp. 2/22/00                                                        Page 1 of 2

(i) The factor we use to compute the market value adjustment is expressed by the following formula:
                                            n
                                           ----
                          [     1 + g     ] 12
                           ---------------     -1
                            1 + c + .0025


(j) In Sample Calculation 1: Positive Adjustment, shown on pages 50 and 51, the Market value adjustment is:

                                              60
                                             ----
                         [ (    1 + 0.08    ) 12  ]
                            ----------------  - 1
                11,664 x    1 + 0.07 + .0025        = 413.58



    The amount withdrawn or transferred (adjusted for market value adjustment) is $11,664 + $413.58 = $$12,077.58

(k) In Sample Calculation 2: Negative Adjustment, shown on page 51, the Market value adjustment is:


                                              60
                                             ----
                         [ (    1 + 0.08    ) 12  ]
                            ----------------  - 1
                11,664 x    1 + 0.09 + .0025        = -652.18



    The amount withdrawn or transferred (adjusted for market value adjustment) is $11,664 - $652.18 = $11,011.82

(l) In Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest, shown on page 52, the Market value adjustment is:


                                              60
                                             ----
                         [ (    1 + 0.08    ) 12  ]
                            ----------------  - 1
                11,664 x    1 + 0.05 + .0025        = 1,605.54


    Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is $1,055

(m) In Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest, shown on pages 52 and 53, the Market value adjustment is:


                                              60
                                             ----
                         [ (    1 + 0.08    ) 12  ]
                            ----------------  - 1
                11,664 x    1 + 0.10 + .0025        = -1,142.61


    Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is -$1,055



Supp. 2/22/00                                                        Page 2 of 2